Exhibit 10.2

                                  PTC BANCORP
                      NONSTATUTORY STOCK OPTION AGREEMENT


              THIS AGREEMENT, is made and entered into as of the ___ day of _____, ___ by and between PTC BANCORP, an Indiana corporation (the "Company"), and XXXXXXXXXXX (the "Optionee"), pursuant to the terms, conditions and limitations contained in the PTC Bancorp Nonstatutory Stock Option Plan (the "Plan"), a copy of which is attached hereto and made a part hereof as Exhibit A;

                                  WITNESSETH:

              WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company for the Company to grant to the Optionee an option to purchase Common Shares of the Company pursuant to the terms, conditions and limitations of the Plan and this Agreement; and

              WHEREAS, the Optionee desires to have the option to purchase Common Shares of the Company pursuant to the terms, conditions and limitations of the Plan and this Agreement;

              NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Optionee hereby agree as follows:

              1. GRANT OF OPTION. The Company hereby grants to the Optionee the right and option to purchase, pursuant to the terms, conditions and limitations contained herein and in the Plan, all or any part of an aggregate of YYYYYYY (yyyyy) Common Shares of the Company (the "Option"). The Option shall expire to the extent then unexercised on July 6, 1998; subject, however, to earlier expiration as provided in the Plan. Upon expiration of the Option this Agreement shall terminate.

              2.    OPTION PRICE.  The Option exercise price is, subject to
Article VI of the Plan, $23.48 per Common Share, which shall be paid upon exercise of the Option.

              3. METHOD OF EXERCISE. The Option shall be exercised by written notice directed to the Company in substantially the form attached hereto as Exhibit "B", accompanied by a check or other consideration acceptable to the Board in full payment of the Option Price for the specified number of shares purchased. The Company shall make prompt delivery of the certificate or certificates for such shares, provided that if any law or regulation requires the Company to take any action with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. Neither Optionee nor any person claiming under or through Optionee shall have any rights as a shareholder of the Company with respect to any of the Option Shares until full payment of the Option Price and delivery to Optionee of certificates for such shares as provided herein.

              4. OPTION SUBJECT TO THE PLAN. This Agreement incorporates the provisions of the Plan by reference, and all rights and privileges contained in this Agreement, are subject to all of the terms, conditions and limitations imposed or required to be imposed thereon under the Plan. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall supersede the provisions of this Agreement and shall in all respect be deemed to be controlling.

              5. NONTRANSFERABILITY OF OPTION. The Option shall not be transferable or assignable, in whole or in part, by the Optionee. The Option shall be exercisable during the Optionee's lifetime only by the Optionee, and in the event of the death of the Optionee the Option shall be exercisable only in accordance with Section 4.3(f) of the Plan. The Option shall not be pledged or hypothecated in any way and shall not be subject to execution, attachment or similar process, or to any claim or interest of a spouse upon divorce from the Optionee. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or any execution, attachment or similar process upon the Option, shall be null, void and without effect and shall cause the immediate expiration of the Option.

              6. EFFECT OF AMENDMENT, SUSPENSION OR TERMINATION OF EXISTING OPTIONS. Except as provided in the Plan, no amendment, suspension or termination of the Plan shall, without the Optionee's consent, materially impair any of the rights or obligations of the Company or the Optionee with respect to the Option.

              7. RESTRICTIONS ON ISSUING COMMON SHARES. The Common Shares subject to issuance upon exercise of the Option shall not be issued pursuant to the exercise of the Option unless the transferability of the Common Shares so issued and/or the actual issuance of the Common Shares comply with all relevant provisions of law, including, but not limited to, the (i) restrictions, if any, imposed by the Indiana Securities Law, as amended, (ii) restrictions, if any, imposed by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the United States Securities and Exchange Commission thereunder, and (iii) requirements of any stock exchange upon which the Common Shares may then be listed. The Board of Directors of the Company shall, in its sole and absolute discretion, determine if such restrictions or such issuance of shares so complies with all relevant provisions of law. Each certificate for shares issued pursuant to this Option shall carry a legend reflecting applicable transfer restrictions and the Company's repurchase rights.

              8. INVESTMENT INTENT. The Optionee represents to the Company that the Option and the Common Shares to be acquired pursuant to the exercise thereof is being or will be acquired by the Optionee for investment only and not for resale or distribution thereof to any other person. The Optionee acknowledges that neither the Option nor the Common Shares to be acquired pursuant to the exercise of the Option have been registered under the Securities Act of 1933, as amended, or any state securities law, and that neither the Option nor the Common Shares may be sold, transferred, pledged, or hypothecated unless first registered under such laws, or unless counsel for the Company has given an opinion that registration under such laws is not required. The Optionee agrees to the placement of a legend to that effect upon any certificate evidencing the Common Shares acquired through the exercise of the Option.

              9. NO RIGHTS VESTED AS A SHAREHOLDER. The Optionee shall not have any of the rights of a shareholder of the Company by reason of the grant of the Option until such Option is exercised in accordance with the Plan and certificates representing the Common Shares are actually issued to the Optionee pursuant to such exercise of the Option.

              10. NO EMPLOYMENT RIGHTS. Neither the establishment of the Plan nor the grant of any Option shall give the Optionee any right to continued employment or a board position with the Company or an Affiliate as defined in the Plan.

              11. ACKNOWLEDGMENT. The Optionee hereby (a) acknowledges receipt of a copy of the Plan, (b) represents that he or she is familiar with the terms, conditions and limitations of the Plan, and (c) accepts the Option subject to all the terms, conditions and

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

limitations of the Plan. The Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors of the Company upon any determinations or questions arising under the Plan or this Agreement.

              12. PRIOR AGREEMENTS SUPERSEDED. This Agreement expresses the entire understanding of the parties with respect to the Option and the Optionee's right to purchase stock of the Company, and supersedes all prior oral and written communications between the parties with respect thereto, which prior oral and written communications shall have no further force or effect.

              13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana.

              IN WITNESS WHEREOF, the Company, by its authorized representative, and the Optionee have entered into this Agreement as of the date first written above.

                                       PTC BANCORP



_________________                      By: __________________
Witness                                Printed: _____________
                                       Title: _______________


                                       OPTIONEE



_________________                      ______________________
Witness



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